UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 2
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2007
NNN Healthcare/Office REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-133652 (Commission File Number)	20-4738467 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200 Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Form 8-K/A, Amendment No. 2, or Amendment No. 2, amends our Current Report on Form 8-K filed on October 25, 2007, or the Form 8-K, and our Current Report on Form 8-K/A, Amendment No. 1, filed on October 30, 2007, or Amendment No. 1. Due to an administrative error, Item 2.03 of the Form 8-K reported that as a result of the ISDA Agreement, as amended on October 25, 2007, the EFSC loan provides for monthly interest-only payments due on the first day of each calendar month commencing on December 1, 2007. In addition, due to an administrative error, the version of the ISDA Agreement filed as Exhibit 10.1 in the Form 8-K included an error regarding the loan payment date. Item 2.03 of Amendment No. 1 reported that as a result of the ISDA Agreement, as amended on October 25, 2007, the EFSC loan provides for monthly principal and interest payments due on the first day of each calendar month commencing on December 1, 2007.
Pursuant to the ISDA Agreement, the EFSC loan provides for monthly principal and interest payments due on the 10th day of each month commencing on November 10, 2007. Accordingly, we are filing this Amendment No. 2 to reflect the correct required loan payment terms and to file the correct version of the ISDA Agreement. The following disclosure in Item 2.03 replaces and supersedes Item 2.03 of both the
Form 8-K and Amendment No. 1. The ISDA Agreement filed as Exhibit 10.1 in this Amendment No. 2 replaces and supersedes Exhibit 10.1 filed in the Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On October 19, 2007, we, through our subsidiary NNN Healthcare/Office REIT E Florida LTC, LLC, or E Florida LTC, executed an interest rate swap agreement, or the ISDA Agreement, with KeyBank National Association, or KeyBank, in connection with the $30,500,000 secured loan on our East Florida Senior Care Portfolio, or the EFSC loan, with KeyBank. Pursuant to the terms of the loan agreement by and between E Florida LTC and KeyBank, the EFSC loan bears interest, at our option, at per annum rates equal to: (a) a rate equal to the greater of: (i) the prime rate, as established from time to time by KeyBank, or (ii) 1.0% in excess of the federal funds effective rate, as defined in the loan agreement; or (b) the Adjusted LIBOR Rate, as defined in the loan agreement. As a result of the ISDA Agreement, as amended on October 25, 2007, the EFSC loan bears interest at an effective fixed rate of 6.02% per annum from November 1, 2007 through October 1, 2010; and provides for monthly principal and interest payments due on the tenth day of each calendar month commencing on November 10, 2007. The terms of the EFSC loan are qualified in their entirety by the related loan documents attached as Exhibits 10.3 through 10.9 to the Current Report on Form 8-K that we filed on October 4, 2007.
The material terms of the interest rate swap are qualified in their entirety by the terms of the ISDA Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
10.1 ISDA Interest Rate Swap Agreement by and between NNN Healthcare/Office REIT E Florida LTC, LLC and KeyBank National Association, dated as of October 2, 2007, and as amended October 25, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Healthcare/Office REIT, Inc.

Date: November 2, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

EXHIBIT INDEX
10.1 ISDA Interest Rate Swap Agreement by and between NNN Healthcare/Office REIT E Florida LTC, LLC and KeyBank National Association, dated as of October 2, 2007, and as amended October 25, 2007